UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2002
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Imagis Technologies Inc.

British Columbia, Canada	000-30090	None

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300-1075 West Georgia Street Vancouver, British Columbia, Canada V6E 3C9

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (604) 684-2449

Item 7.         Financial Statements and Exhibits

(c)     Exhibits:

1.       Press Release of the Company dated January 10, 2002

Item 9.         Regulation FD Disclosure

On January 10, 2002, Imagis Technologies Inc. ("Imagis") and Abbey Group Consultants Inc. ("AGC"), a leader in public safety and criminal justice consulting and technologies announced that AGC has purchased Imagis' photo capture and tracking system, a customized version of Imagis' Computerized Arrest and Booking System ("CABS"), which will serve the Orange County Probation Department in California.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imagis Technologies Inc.

Date: January 14, 2002	By: /s/ Rory Godinho

Rory Godinho
Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release issued January 10, 2002